                            STOCKHOLDERS AGREEMENT

                  Stockholders Agreement (the "Agreement"), dated as of February 21, 1995, between Phibro-Tech, Inc., a Delaware corporation (the "Company"), and the individuals listed on the signature page hereto (together with any person who becomes a party to this Agreement pursuant to Section 8.4, the "Management Stockholders" and, together with any other person who becomes a party to this Agreement pursuant to Section 2.2 hereof, the "Stockholders").

                  WHEREAS, the Company and the Management Stockholders are concurrently herewith entering into Subscription Agreements, dated the date hereof (the "Subscription Agreements"), pursuant to which the Company shall, among other things, sell to such Management Stockholders an aggregate of
383.42 shares of Class B Common Stock, par value $.Ol per share, of the Company (the "Class B Common Stock"), which shares shall, under certain circumstances, be convertible into shares of Class A Common Stock, par value $.O1 per share, of the Company (the "Class A Common Stock"); and

                  WHEREAS, the Company and the Management Stockholders desire to control the transfer of the Shares (as defined in Section 1), to provide the Stockholders with registration rights in respect of the shares of Class B Common Stock and to make certain provisions regarding the voting of the Shares.

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                                                                              2

                  NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

                  1. Certain Definitions. Capitalized terms not otherwise defined herein shall have the following meanings:

                  "Actual or Constructive Termination" means, with respect to any Management Stockholder, the occurrence of any of the following events: (i) a written communication from the President of the Company or any Affiliate employing such Management Stockholder, or from the Chairman of the Board or the Chairman of the Board of Directors of any Affiliate employing such Management Stockholder, or from the Board or the Board of Directors of such Affiliate, that the Management Stockholder's employment with the Company or such Affiliate, as the case may be, has been, or will shortly be, terminated by the Company or such Affiliate; (ii) a written communication from a Management Stockholder to an officer of the Company or, as applicable, any Affiliate, or to the Board or, as applicable, the Board of Directors of any Affiliate, that the Management Stockholder's employment with the Company or such Affiliate, as the case may be, has terminated, or will shortly terminate;
(iii) a change (objected to in writing by the Management Stockholder within 30 days after such change) in the Management Stockholder's title or office, or in the nature or scope of the Management Stockholder's authority, duties, responsibility or status,

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                                                                              3

or in his reporting responsibilities, location of work, compensation, employee benefits or perquisites; or (iv) the Permanent Disability of the Management Stockholder; provided, however, that no communication referred to in clauses
(i) or (ii) and no change referred to in clause (iii) shall be deemed an Actual or Constructive Termination if the Management Stockholder agrees to remain or become an employee of the Company or any Affiliate; provided further, that no change in compensation referenced in clause (b) shall be deemed an Actual or Constructive Termination if such change is part of a bona fide plan approved by the Board or the Board of Directors of any Affiliate employing such Management Stockholder to reduce the Company's or such Affiliate's overall costs and such change in compensation is proportionate to the changes in compensation experienced by other employees of the Company or such Affiliate.

                  "Affiliate" means, with respect to the Company, a corporation that, directly or indirectly, through one or more intermediaries, controls or is under common control with the Company.

                  "Appraised Value" of any class of common stock of the Company means, on any particular date, the fair market value per share of such class of common stock as most recently determined by a Qualified Appraiser. Appraised Value shall be calculated based upon all considerations that such Qualified Appraiser determines to be relevant. In the

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                                                                               4

event that a stock split, stock dividend or other reorganization of the capital structure of the Company occurs after the Appraised Value has been determined, an appropriate adjustment to the Appraised Value shall be made by the Board. The Company and the Stockholders acknowledge and agree that, based on the determination of Management Planning, Inc., the Appraised Value of one share of Class B Common Stock on the date hereof is $5,800.

                  "Average Market Price" of any class of common stock of the Company means, on any particular date, the average of the daily Closing Prices for such class of common stock for each of the immediately preceding and succeeding ten (10) Trading Days (provided that after the Note Termination Date, the Average Market Price of the Class B common Stock, if such stock has not been converted into Class A Common Stock, shall be deemed to be equal to the Average Market Price of the Class A Common Stock).

                  "Board" means the Board of Directors of the Company.

                  "Change of Control" means the occurrence of any of the following events: (i) Jack C. Bendheim shall cease to be employed by Philipp Brothers Chemicals, Inc. ("PBC") as the President and Chief Operating Officer having substantially the same responsibilities as he has on the date hereof, except as a result of his death or Permanent Disability; (ii) Jack C. Bendheim shall die or become

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                                                                              5

Permanently Disabled; (iii) an event or transaction, after which Jack C. Bendheim and his Immediate Family or trusts, all of the beneficial interests in which shall be held by Jack C. Bendheim or his Immediate Family, shall be entitled to elect less than 40% of the directors of PBC; (iv) Jack C. Bendheim and his Immediate Family or trusts, all of the beneficial interests in which shall be held by Jack C. Bendheim or his Immediate Family, shall be the beneficial owners of less than 50% of the outstanding Class C common stock or Class E common stock of PBC; (v) PBC, directly or indirectly, shall be the beneficial owner of less than 50% of the outstanding common stock of the Company and Jack C. Bendheim and his Immediate Family or trusts, all of the beneficial interests in which shall be held by Jack C. Bendheim or his Immediate Family, shall be the beneficial owners of less than 50% of the outstanding common stock of the Company; or (vi) a reorganization, merger, consolidation, acquisition or other similar transaction, after which all or substantially all of the assets of the Company are controlled by an entity that is not, as of the date hereof, an Affiliate.

                  "Closing Price" of the Shares means, on any date, the last sale price, regular way, or, in case no such sale takes place on such date the average of the closing bid and asked prices, in each case as reported in the principal consolidated transaction reporting system with respect to

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                                                                              6

securities listed on the principal national securities exchange on which the Class A Common Stock or other class of common stock of the Company, as the case may be, is listed or admitted to trading; or, if the Class A Common Stock or other class of Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. (the "NASD") or such other quotation source then in use.

                  "Date of Death" means the later of the date on which (i) a Management Stockholder dies and (ii) the Company receives notice of such death.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Immediate Family" means, with respect to Jack C. Bendheim, a spouse (except for a spouse with whom Jack C. Bendheim has entered into any divorce or separation agreement) and any lineal descendant.

                  "Initial Public Offering" means the Company's initial Public Offering.

                  "IPO Effectiveness Date" means the date upon which the Company commences an Initial Public Offering.

                  "Loan Agreement" means the Loan and Security Agreement, dated as of August 31, 1994, by and among National Westminster Bank NJ,PBC,C.P. Chemicals, Inc., the

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                                                                              7

Company, Prince Agriproducts, Inc., Prince Manufacturing Company, an Illinois corporation, and Prince Manufacturing Company, a Pennsylvania corporation, and any extensions, modifications, renewals or refinancings thereof (provided that no such extension, modification, renewal or refinancing shall increase the restrictions or limitations imposed on the Stockholders or on the Company's ability to make payments to the Stockholders by the Loan Agreement as in effect on the date hereof).

                  "Market Price" means a purchase price based on the Average Market Price.

                  "Note Agreement" means the Note Agreement, dated as of August 15, 1994, between PBC and The Northwestern Mutual Life Insurance Company pursuant to which PBC issued and sold its 11% Senior Notes due June 29, 2004 in the aggregate principal amount of $20,000,000 (the "PBC Notes"), and any extensions, modifications, renewals or ref inancings thereof (provided that no such extension, modification, renewal or refinancing shall increase the restrictions or limitations imposed on the Stockholders or on the Company's or PBC's ability to make payments to the Stockholders by the Note Agreement as in effect on the date hereof).

                  "Note Termination Date" means the earlier of
(i) June 30, 2004 and (ii) the date the PBC Notes are pre-paid in full.

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                                                                              8

                  "Permanent Disability" means, (i) with respect to Jack C. Bendheim, that he has received written notification from the board of directors of PBC stating that in its view he has become mentally or physically incapacitated or disabled, whether totally or partially, so that he is unable substantially to perform (x) for a period of three consecutive months or (y) for shorter periods aggregating three months during a six month period, substantially the same services as he performed for PBC prior to incurring such incapacity or disability and (ii) with respect to any Management Stockholder, that the Management Stockholder has received written notification from the Board or the board of directors of any Affiliate employing such Management Stockholder stating that in its view he has become mentally or physically incapacitated or disabled, whether totally or partially, so that he is unable substantially to perform (x) for a period of three consecutive months or (y) for shorter periods aggregating three months during a six month period, substantially the same services as he performed for the Company and/or such Affiliate prior to incurring such incapacity or disability.

                  "Permitted Transferee" means with respect to any Stockholder, Ci) a member of such Stockholder's family, which shall include a spouse (except for a spouse with whom such Stockholder has entered into any divorce or separation agreement), any lineal ancestor or descendant or any sibling

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                                                                              9

of such Stockholder (collectively, the "Family"), (ii) any personal representative, estate or executor under any will of such Stockholder (collectively, a "Personal Representative") or (iii) a trust (including a voting trust at any time established by such Stockholder for the sole benefit of such Stockholder and/or one or more of such Stockholders' Family), all of the beneficial interests in which shall be held by such Stockholder or one or more members of such Stockholder's Family (or, in the case of a voting trust, all of the voting trust certificates of which are owned by such Stockholder and/or one or more members of such Stockholder's Family).

                  "Pledge Agreements" means, collectively, the Pledge Agreements, each dated as of the date hereof, between the Company and the Management Stockholders, substantially in the form of Exhibit A attached hereto.

                  "Prime Rate" means the rate of interest listed as the prime rate and published in the Wall Street Journal.

                  "Promissory Note" means the Limited Recourse Promissory Note executed by a Management Stockholder in favor of the Company.

                  "Public Offering" means any offer for sale of the common stock of the Company pursuant to an effective Registration Statement.

                  "Qualified Appraiser" means an established banking firm or valuation firm unaffiliated with the Company that is

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                                                                            10

knowledgeable in the field of the Company's business and operations. "Registration Statement" means a registration statement filed under the Securities Act.

                  "Rule 144" means Rule 144 promulgated under the Securities Act or any similar rule then in effect.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means any of the shares of the common stock of the Company, including the Class A Common Stock and Class B Common Stock.

                  "Subordinated Note" shall have the meaning set forth in
Section 3.3.3.

                  "Trading Day" means any day on which any class of common stock of the Company is traded on a national securities exchange or a sale price of such class of common stock is reported on the NASD Automated Quotation System.

                  2.      Restrictions on Transfer of Shares.

                          2.1      General Restriction. No Stockholder shall
sell, give, assign, hypothecate, pledge, encumber, grant a security interest in or otherwise dispose of (whether by operation of law or otherwise) (collectively, "Transfer") any Shares or any right, title or interest therein or thereto to any person, except in accordance with the provisions of this Agreement. Any attempt to Transfer

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                                                                           11

any Shares or any rights hereunder in violation of the preceding sentence shall be null and void ab initio.

                          2.2      All Transfers in Compliance with Law and
Subject to this Agreement. Notwithstanding anything to the contrary in this Agreement, any Transfer of Shares otherwise permitted or required by this Agreement (i) shall be in compliance with applicable federal and state securities laws, including, without limitation, the Securities Act, and the Company may require an opinion of counsel to the transferor reasonably satisfactory to the Company as to such com pliance; and, (ii) other than a sale of Shares (v) pursuant to an effective Registration Statement, (w) pursuant to Rule 144, (x) pursuant to Section 3.3.4, (y) to the Company or its Affiliates or (z) to another Stockholder, shall not be effective unless and until the transferee shall execute and deliver to the Company an appropriate instrument in the form of Exhibit B, pursuant to which the transferee shall agree to take and hold such Shares subject to the terms of this Agreement, to observe and comply with this Agreement and with all obligations and restrictions imposed on the Stockholders hereby (including, without limitation, the obligation of a Permitted Transferee to sell Shares to the Company, other Stockholders or a third party, as the case may be, in accordance with Sections 3.4 and 3.5) and that such transferee shall be a Stockholder hereunder.

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                                                                            12

                  3.       Transfers of Shares.

                           3.1     Transfers Generally. Notwithstanding anything
to the contrary contained in this Agreement, a Stockholder (including a Permitted Transferee, except as provided in the last sentence of Section 3.2) may sell Shares pursuant to an effective Registration Statement or pursuant to Rule 144 and may Transfer Shares in accordance with Sections 3.2, 3.3, 3.6 and
3.9. In addition, a Stock holder (including a Permitted Transferee) shall Transfer his Shares in accordance with Sections 3.4 and 3.5.

                           3.2     Transfers of Shares to Permitted Transferees.
A Stockholder may, at any time, subject to this Section 3.2 and Section 3.10 of this Agreement and the restrictions contained in the Pledge Agreements and the Note Agreement transfer his Shares to a Permitted Transferee. No Permitted Transferee of the Shares pursuant to this Section 3.2 shall retransfer such Shares pursuant to this Section 3.2 other than to the transferor Stockholder or, subject to Section 3.10 of this Agreement, to another of such transferor Stockholder's Permitted Transferees or to such Permitted Transferee's Personal Representative. In addition, no Permitted Transferee shall sell Shares pursuant to an effective Registration Statement or Rule 144 or Transfer any Shares pursuant to Section 3.3 for so long as any indebtedness remains outstanding under any Promissory Note executed by the Management Stockholder who, in

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                                                                            13

accordance with this Section 3.2, either directly or indirectly Transferred Shares to such Permitted Transferee, unless the proceeds of such sale or Transfer are applied toward the payment of such outstanding indebtedness in accordance with Section 8 of the Pledge Agreement and such Permitted Transferee complies with the other provisions of Section 8 of the Pledge Agreement.

                                   3.2.1   Proxies. The Permitted Transferee
shall (i) irrevocably appoint the transferor Stockholder the attorney and proxy (which shall be coupled with an interest) of such Permitted Transferee with full power of substitution to vote the Shares transferred (the "Irrevocable Proxy"), and (ii) execute such proxies or other instruments as may be necessary or desirable in the judgment of the Company to effectuate such appointment. The voting power of the Shares transferred to a Permitted Transferee shall remain with such transferor Stockholder until the earlier of
(i) the termination of this Agreement, (ii) the death of such Permitted Transferee, in which case the Personal Representative of the deceased Permitted Transferee shall grant an Irrevocable Proxy to the transferor Stock holder, (iii) the IPO Effectiveness Date, in which case the voting power of the Shares shall vest in the Permitted Transferee or (iv) the sale of such Shares pursuant to Sections 3.4, 3.5, 3.6 or 3.9 prior to the IPO Effectiveness

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                                         14

Date, in which case the voting power of the Shares shall vest in the purchaser of such Shares.

                                   3.2.2    Permitted Transfer Procedures. A
Stockholder under this Section 3.2 shall give notice to the Company of its intention to make any Transfer permitted under this Section 3.2 not less than ten (10) days prior to effecting such Transfer, which notice shall state the name and address of the Permitted Transferee to whom such Transfer is proposed and the number of Shares to be transferred. Such notice shall include copies of the instruments and proxies referred to in this Section 3.2.

                                   3.3     Transfer and Right of First Offer.
If, after the Market Price of such Shares can be determined, any Stockholder desires to Transfer all, or any portion, of his Shares (other than to a Permitted Transferee or pursuant to an effective Registration Statement or Rule 144 or pursuant to Section 3.9) such Stockholder (the "Offering Stockholder") shall, prior to effecting such Transfer, first make an offer (the "First Offer") to Transfer such Shares (the "Offered Shares") to the Company and the other Stockholders in accordance with the procedures set forth in this Section 3.3.

                                   3.3.1    Notice. The Offering Stockholder
shall make the First Offer by delivering written notice of the First Offer (the "Notice") to the Company and the other Stockholders, which Notice shall state (i) that the Offering

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                                                                           15

Stockholder desires to effect a sale of the Offered Shares, (ii) the number and class of Offered Shares and (iii) the name and address of the proposed purchaser, if any, together with the terms and conditions of the proposed sale to such purchaser relating to the Offered Shares, including the proposed purchase price. Upon receipt of the Notice, (i) the Company and (ii) the other Stockholders (if the Company does not exercise (or, pursuant to Section 3.8, assign) its right to purchase all of the Offered Shares), on a pro rata basis set forth below, shall be entitled to purchase all, but not less than all, of the Offered Shares for a purchase price equal to, (x) if the Notice does not describe any proposed sale to a third party purchaser, the Average Market Price on the date upon which the Offering Stockholder delivers the Notice to the Company and the other Stockholders or, (y) if the Notice describes a proposed sale to a third party purchaser, the lesser of (A) the Average Market Price on the date upon which the Offering Stockholder delivers the Notice to the Company and the other Stockholders and (B) the proposed purchase price set forth in the Notice.

                                   3.3.2       Exercise of Right of First Offer.

                                            (a)  Upon receipt of the Notice, the
Company (or its assignee) shall be entitled to exercise the Company's right to purchase the Offered Shares pursuant to Section 3.3.1 by delivery of written notice of exercise

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                                                                             16

to the Offering Stockholder (with a copy to the other Stockholders) within ten
(10) days following delivery of the Notice to the Company.

                                        (b)  If the Company (or its assignee)
elects not to purchase all of the Offered Shares as provided in paragraph (a) above (or fails to deliver on a timely basis a notice of exercise as set forth therein), the Offering Stockholder shall immediately notify and extend the First Offer to the other Stockholders (such notice being referred to herein as the "Second Round Notice"), who shall be entitled to purchase those Offered Shares which the Company has elected not to purchase, by delivery of a notice of exercise to the Offering Stockholder (with a copy to the Company) within ten (10) days following delivery of the Second Round Notice. If the total number of remaining Offered Shares which the other Stockholders elect to purchase hereunder exceeds the total number of remaining Offered Shares, then the number of Offered Shares purchased by each such other Stockholder shall be reduced ratably (pro rata according to the number of Offered Shares which each such other Stockholder elected to purchase), so that the number of Offered Shares purchased by such other Stockholders equals the number of remaining Offered Shares.

                                   3.3.3    Closing. The closing of any purchase
of Offered Shares by the Company (or its assignee) or the other Stockholders under this Section 3.3 shall be

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                                                                        17

held at the principal office of the Company at 11:00 a.m. local time thirty
(30) days after the date on which all Offered Shares shall have been subscribed for or at such other time and place as the parties mutually agree. At such closing, the Offering Stockholder shall deliver certificates representing the Offered Shares being purchased by the Company (or its assignee) or the other Stockholders duly endorsed for transfer and accompanied by all requisite stock transfer taxes, and such Offered Shares shall be free and clear of any liens, claims, options, charges, encumbrances or rights of others (collectively, "Liens") (other than those arising hereunder or under the Pledge Agreement with such Offering Stockholder) and the Offering Stockholder shall so represent and warrant, and further represent and warrant that he is the beneficial owner of all such Offered Shares, with full authority and power to transfer such Offered Shares. If the Offered Shares are being purchased from a Management Stockholder, the Company shall deliver at the closing payment in full, or the portion thereof allocable to the Company, for such Offered Shares in accordance with Sections 4.1.1 and 4.1.2. If the Offered Shares are not being purchased from a Management Stockholder, the Company shall deliver at the closing, by a certified bank check, payment in full, or the portion thereof allocable to the Company, for such Offered Shares. Notwithstanding the foregoing sentence, if the Company's ability to make cash

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                                                                          18

payments with respect to its obligations is restricted or limited under the terms of the Note Agreement or the Loan Agreement, the Company shall (i) make cash payments required by this Section 3.3.3 to the Offering Stockholder on an equal and ratable basis with all the other obligations of the Company to the extent permitted by the Note Agreement and the Loan Agreement, and (ii) deliver to the Offering Stockholder a Subordinated Promissory Note, containing the subordination provisions substantially in the form of Exhibit C attached hereto and bearing interest at the Prime Rate (a "Subordinated Note"), in a principal amount equal to (x) the excess of the purchase price of the Offered Shares purchased by the Company over (y) the amount paid pursuant to clause
(i) above. If the Company is not permitted under the terms of the Note Agreement or the Loan Agreement to pay any portion of the purchase price in cash, the Company shall deliver to the Offering Stockholder a Subordinated
Note in a principal amount equal to such purchase price. The Company's assignee or the other Stockholders shall deliver at the closing, by a certified bank check, payment in full, or the portion thereof allocable to the Company's assignee or the other Stockholders, as the case may be, for such Offered Shares. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

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                                                                             19

                                   3.3.4  Purchase by Third Party. If all
of the Offered Shares have not been purchased pursuant to Section 3.3.3, the Offering Stockholder may Transfer all, but not less than all, of the Offered Shares, subject to the provisions of clause (i) of Section 2.2, upon terms that, in the aggregate, are not more favorable to the purchaser than those stated in the Notice, provided that such sale is bona fide and made within 75 days after the date on which the Of fering Stockholder delivers the Second Round Notice to the other Stockholders. If such sale is not consummated within such 75-day period, the restrictions provided for in this Section 3.3 shall again become effective, and no Transfer of Shares pursuant to this Section 3.3 may be made thereafter without again making a First Offer to the Company and the other Stockholders in accordance with the terms and conditions of this Agreement.

                           3.4     Termination of Employment. If, with respect
to any Management Stockholder, an Actual or Constructive Termination shall occur, then the Company shall have the obligation to purchase all of the Shares owned by such Management Stockholder and his Permitted Transferees which have not been registered pursuant to an effective Registration Statement, and such Management Stockholder and his Permitted Transferees shall have the obligation to sell all of such Shares to the Company at a purchase price per Share set forth below.

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                                                                            20

                                   3.4.1  Termination Before Market Price Can Be
Determined. (a) If such Actual or Constructive Termination occurs before the Market Price of such Shares can be determined, then, subject to paragraph (b) below, the purchase price per Share shall be (1) the Appraised Value or, (ii) if on the date the Actual or Constructive Termination occurs more than eighteen (18) months have elapsed since the Appraised Value of the applicable class of common stock was last determined, either (x) the price upon which the Company and such Management Stockholder mutually agree or, (y) if the Company and such Management Stockholder are unable to agree in writing on a price within thirty (30) days after the date the Actual or Constructive Termination occurs, the Appraised Value as of the date of the Company's most recently ended fiscal quarter, as determined by a Qualified Appraiser selected by the Board and approved by the Management Stockholder, which approval shall not be unreasonably withheld. If the Management Stockholder does not approve the Qualified Appraiser selected by the Board within fifteen (15) days after the Board's selection, the Qualified Appraiser shall be the banking or appraisal firm that most recently appraised the Shares or, if such banking or appraisal firm is unwilling or unable to appraise the Shares, a Qualified Appraiser selected by such banking or appraisal firm. The Company, on the one hand, and the Management Stockholder, on the other hand, shall each be

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                                                                            21

responsible for one-half of any fees and expenses of such Qualified Appraiser incurred in connection with its determination of the Appraised Value as of the date of the Company's most recently ended fiscal quarter. Promptly after determining the Appraised Value of the Shares, the Qualified Appraiser shall deliver to the Company and the Management Stockholder a copy of its written determination of such Appraised Value.

                           (b)     If, notwithstanding paragraph (a) above, the
Market Price of the Shares can be determined prior to the closing referred to in clauses (i) through (iii) of paragraph (C) below, the purchase price for such Shares shall be the Average Market Price on the date that is ten (10) Trading Days after a Closing Price is first available for the Shares (the "Availability Date").

                           (c)     The closing of the purchase of the Shares
pursuant to this Section 3.4.1 shall be held at the principal office of the Company at 11:00 a.m. local time on the date that is (i) thirty (30) days after the occurrence of the Actual or Constructive Termination if the purchase price is the Appraised Value, (ii) thirty (30) days after the date on which the Company and the Management Stockholder agree in writing upon a price, if the purchase price is such agreed upon price, (iii) thirty (30) days after the later of the date on which the (x) Company and (y) the Management Stockholder receive the Qualified Appraiser's written deter mination of the Appraised Value, if the purchase price is the Appraised Value as of the date of the Company's most recently ended fiscal quarter or (iv) thirty (30) days after the Availability Date, if the purchase price is determined in accordance with paragraph (b) above, or at such other time and place as the parties mutually agree.

                                   3.4.2   Termination After Market Price Can Be
Determined. If such Actual or Constructive Termination occurs after the Market Price of such shares can be determined, then the purchase price for such Shares shall be the Average Market Price on the date the Actual or Constructive Termination occurs. The closing of any purchase pursuant to this
Section 3.4.2 shall be held at the principal office of the Company at 11:00 a.m. local time on the date that is thirty (30) days after the occurrence of the Actual or Constructive Termination, or at such other time and place as the parties mutually agree.

                                   3.4.3    Company's Right to Deduct Loss. If
the Management Stockholder shall have committed an act of theft or intentional fraud against the Company or any of its Affiliates, then the Company may deduct from the purchase price required to be paid for such Shares in accordance with this Section 3.4, an amount equal to the loss suffered by the Company as a result of such Management Stockholder's theft or intentional fraud determined by the Board in good faith.

                           3.5     Death of a Management Stockholder.

                                   3.5.1    Death Before Market Price Can Be
Determined. (a) If a Management Stockholder dies before the Market Price of the Shares owned by such Management Stockholder and his Permitted Transferees can be determined, then, subject to paragraph (b) below, the Company shall have the obligation to purchase all of such Shares which have not been registered pursuant to an effective Registration State ment, and the Personal Representative of such Management Stockholder and such Management Stockholder's Permitted Transferees shall have the obligation to sell all of such Shares at the following purchase price: (i) the Appraised Value or, (ii) if on the Date of Death more than eighteen (18) months have elapsed since the Appraised Value of the applicable class of common stock was last determined, either (x) the price upon which the Company and such Personal Representative mutually agree or, (y) if the Company and such Personal Representative are unable to agree in writing upon a price within thirty (30) days of the Date of Death, the Appraised Value of the applicable class of common stock as of the e date of the Company's most recently ended fiscal quarter, as determined by a Qualified Appraiser selected by the Board and approved by such Personal Representative, which approval shall not be unreasonably withheld. If the Personal Representative does not approve the Qualified Appraiser selected by the Board within fifteen (15) days after the Board's selection, the Qualified Appraiser shall be the banking or appraisal firm that most recently appraised the Shares or, if such banking or appraisal firm is unwilling or unable to appraise the Shares, a Qualified Appraiser selected by such banking or appraisal firm. The Company and the Personal Representative shall each be responsible for one-half of any fees and expenses of such Qualified Appraiser incurred in connection with the determination of the Appraised Value of the applicable class of common stock as of the date of the Company's most recently ended fiscal quarter. Promptly after determining the Appraised Value of the Shares, the Qualified Appraiser shall deliver to the Company and the Personal Representative a copy of its written determination of such Appraised Value.

                           (b)     If, notwithstanding paragraph (a) above, the
Market Price of the Shares can be determined prior to the closing referred to in clauses (i) through (iii) of paragraph (C) below, the purchase price for such Shares shall be the Average Market Price on the date that is ten (10) Trading Days after the Availability Date.

                           (c)     The closing of the purchase of the Shares
pursuant to this Section 3.5.1 shall be held at the principal office of the Company at 11:00 a.m. local time on the date that is (i) thirty (30) days after the Date of Death if the purchase price is the Appraised (ii)e, thirty
(30) days after the date on which the Company and the Personal Representative agree in writing upon a price, if the purchase price is such agreed upon price, (iii) thirty (30) days after the later of the date on which (x) the Company and (y) the Personal Representative receive the Qualified Appraisers written determination of the Appraised Value, if the purchase price is the Appraised Value as of the date of the Company's most recently ended fiscal quarter or (iv) thirty (30) days after the Availability Date, if the purchase price is determined in accordance with paragraph (b) above, or at such other time and place as the Company and the Personal Representative mutually agree.

                                   3.5.2    Death After Market Price Can Be
Determined. If a Management Stockholder dies after the Market Price of the Shares owned by such Management Stockholder and his Permitted Transferees can be determined, then the Company shall have the obligation to purchase all of such Shares which have not been registered pursuant to an effective Registration Statement, and the Personal Representative of such Management Stockholder and such Management Stockholder's Permitted Transferees shall have the obligation to sell all of such unregistered Shares at a purchase price per Share equal to the Average Market Price on the Date of Death. The closing of any purchase pursuant to this Section 3.5.2 shall be held at the principal office of the Company at 11:00 a.m. local time on the date that is thirty (30) days after the Date of Death or at such other time and place as the parties mutually agree.

                                   3.5.3     Key Man Life Insurance. Each of the
Management Stockholders shall, upon the request of the Company, assist the Company in connection with the Company's obtaining "key man" life insurance on behalf of such Management Stockholder.

                           3.6     Change of Control.

                                   (a) If a Change of Control occurs (other than
any event referred to in clause (ii) of the definition of Change of Control), then each of the Management Stockholders by written notice (the "Change of Control Notice") to the Company (with a copy to the other parties hereto) within one hundred eighty (180) days after the occurrence of such Change of Control, shall have the right, but not the obligation, to sell all, but not less than all, of the Shares owned by such Management Stockholder and his Permitted Transferees which have not been registered pursuant to an effective Registration Statement, and, if such Management Stockholder exercises such right, the Company shall have the obligation to buy all of such Shares at the purchase price per Share set forth below. If the Change of Control event referred to in clause (ii) of the definition of Change of Control occurs, then each of the Management Stockholders by written notice (the "Delayed Change of Control Notice") to the Company (with a copy to the other parties hereto) within one hundred eighty (180) days after the date that is three years after the occurrence of such Change of Control event, shall have the right, but not the obligation, to sell all, but not less than all, of the Shares owned by such Management Stockholder and his Permitted Transferees which have not been registered pursuant to an effective Registration
Statement, and, if such Management Stockholder exercises such right, the Company shall have the obligation to buy all of such Shares at the purchase price per Share set forth below.

                                    (b) If the Change of Control Notice is given
before the Market Price of such Shares can be determined, then, subject to paragraph (c) below, the purchase price per Share shall be (i) the Appraised Value or, (ii) if on the date such Change of Control Notice is given, more than eighteen (18) months have elapsed since the Appraised Value of the applicable class of common stock was last determined, either (x) the price upon which the Company and such Management Stockholder mutually agree or, (y) if the Company and such Management Stockholder are unable to agree in writing upon a price within thirty (30) days after the date the Change of Control
Notice is given, the Appraised Value as of the date of the Company's most recently ended fiscal quarter, as determined by a Qualified Appraiser selected by the Board and approved by the Management Stockholder, which approval shall not be unreasonably withheld. If the Delayed Change of Control Notice is given before the Market Price of such Shares can be determined, then, subject to paragraph (c) below, the purchase price per Share shall be (i) the Appraised Value or, (ii) if on the date such Delayed Change of Control Notice is given, more than eighteen
(18) months have elapsed since the Appraised Value of the applicable class of common stock was last determined, either (x) the price upon which the Company and such Management Stockholder mutually agree or, (y) if the Company and such Management Stockholder are unable to agree in writing upon a price within thirty (30) days after the date the Delayed Change of Control Notice is given, the Appraised Value as of the date of the Company's most recently ended fiscal quarter, as determined by a Qualified Appraiser selected by the Board and approved by the Management Stockholder, which approval shall not be unreasonably withheld. If the Management Stockholder does not approve the Qualified Appraiser selected by the Board within fifteen (15) days after the Board's selection, the Qualified Appraiser shall be the banking or appraisal firm that most recently appraised the Shares or, if such banking or appraisal firm is unwilling or unable to appraise the Shares, a Qualified Appraiser selected by such banking or appraisal firm. The Company and such Management Stockholder shall each be responsible for one-half of any fees and expenses of such Qualified Appraiser incurred in connection with the determination of the Appraised Value as of the date of the Company's most recently ended fiscal quarter. Promptly after determining the Appraised Value of the Shares, the Qualified Appraiser shall deliver to the Management Stockholder and the Company a copy of its written determination of such Appraised Value.

                                    (C) If, notwithstanding paragraph (b) above,
the Market Price of the Shares can be determined prior to the closing referred to in clauses (i) through (iii) of paragraph (d) below, the purchase price for such Shares shall be the Average Market Price on the date that is ten (10) Trading Days after the Availability Date.

                                    (d) The closing of the purchase of the
Shares pursuant to paragraphs (b) and (c) of this Section 3.6 shall be held at the principal office of the Company at 11:00 a.m. local time on the date that is (i) thirty (30) days after the Company receives the Change of Control Notice or Delayed Change of Control Notice, as the case may be, if the purchase price is the Appraised Value, (ii) thirty (30) days after the date in which the Company and the Management Stockholder agree in writing upon a price, if the purchase price is such agreed upon price, (iii) thirty (30) days after the later of the date on which the (x) Management Stockholder and (y) the Company receive the Qualified Appraiser's written determination of the Appraised Value, if the purchase price is the Appraised Value as of the date of the Company's most recently ended fiscal quarter or (iv) thirty (30) days after the Availability Date, if the purchase price is determined in accordance with paragraph (b) above, or at such other time and place the Company and the Management Stockholder mutually agree.

                                   (e) If the Change of Control Notice is given
after the Market Price of such Shares can be determined, the purchase price per Share shall be the Average Market Price on the date that the Change of Control Notice is given. If the Delayed Change of Control Notice is given after the Market Price of such Shares can be determined, then the purchase price per Share shall be the Average Market Price on the date the Delayed Change of Control Notice is given. The closing of any purchase pursuant to this paragraph (e) shall be held at the principal office of the Company at 11:00 A.M. local time on the date that is thirty (30) days after the delivery of the Change of Control Notice or the Delayed Change of Control Notice, as the case may be, or at such other time and place as the parties mutually agree.

                          3.7     Pledge of Shares. Notwithstanding anything to
the contrary in this Agreement, each Management Stockholder may pledge, and grant a security interest in, his Shares in accordance with the provisions of the Pledge Agreement with such Management Stockholder.

                           3.8     Company's Right to Assign. Notwithstanding
anything to the contrary in this Agreement, the Company may assign to any Stockholder or third party its right or obligation to purchase Shares pursuant to this Section 3, provided that the Company may not assign its obligation to purchase Shares pursuant to Sections 3.4, 3.5 and 3.6 to any assignee unless such prospective assignee has (i) delivered a letter to the Management Stockholder or Personal Representative having the right or obligation to sell Shares under such Sections, signed by the prospective assignee, agreeing to purchase such Shares in accordance with the terms and provisions of such Sections and (ii) furnished evidence demonstrating (to the reasonable satisfaction of such Management Stockholder or Personal Representative) such prospective assignee's financial ability to consummate the purchase of such Shares.

                           3.9    Company Purchase. Notwithstanding anything to
the contrary in this Agreement and subject to Section 3.10 below, the Company or any Affiliate may purchase from a Management Stockholder, and a Management Stockholder may sell and Transfer to the Company or any Affiliate, the Shares owned by such Management Stockholder and his Permitted Transferees at a purchase price to be agreed upon by the Company or such Affiliate and the Management Stockholder; provided, however, that if any amount of indebtedness remains outstanding under the Promissory Note executed by such Management Stockholder the amount outstanding shall be deducted from the purchase price payable by the Company or such Affiliate with respect to the purchase of such Management Stockholder's Shares.

                         3.10       No Transfer in Violation of Note Agreement.
Notwithstanding anything to the contrary in this Agreement, no Stockholder shall Transfer any Shares, and the Company shall not be required to register the Transfer of any Shares, in violation of any term or provision of the Note Agreement. Each Management Stockholder acknowledges that the Note Agreement contains restrictions and limita tions relating to the Class B Common Stock and the Promissory Notes, including, without limitation, relief from the indebtedness evidenced by the Promissory Notes and payments of dividends on and transfers of the Class B Common Stock.

                  4.     Closing.

                         4.1        Deliveries at Closing. At any closing
pursuant to Sections 3.4, 3.5 and 3.6, the Management Stockholder (or his Personal Representative) and his Permitted Transferees shall deliver certificates representing the Shares being purchased by the Company, the other Stockholders or a third party, as the case may be, duly endorsed for transfer and accompanied by all requisite stock transfer taxes, and such Shares shall be free and clear of any Liens (other than those arising hereunder or under the Pledge Agreement with such Management Stockholder) and the

Management Stockholder (or his Personal Representative) shall so represent and warrant, and further represent and warrant that he (or his Permitted Transferee) is the beneficial owner of such Shares. At such closing, all of the parties to the transaction shall execute such additional documents as are otherwise necessary or appropriate.

                                   4.1.1  Method of Payment by the Company. The
Company shall deliver at the closing payment in full for any Shares purchased from a Management Stockholder pursuant to Section 3.3 or from a Management Stockholder (or his Personal Representative) and such Management Stockholder's Permitted Transferees pursuant to Sections 3.4, 3.5 and 3.6 as follows:

                              (i) If any principal amount (or accrued but unpaid interest) shall remain outstanding on a Promissory Note executed by a Management Stockholder, the Company shall apply such outstanding principal amount (or such accrued but unpaid interest) toward payment for the Shares and, if all amounts owing on the Promissory Note are thereby satisfied, shall deliver such Promissory Note to the Management Stockholder (or his Personal Representative).

                              (ii) To the extent that the purchase price of such Shares exceeds the principal amount (and accrued but unpaid interest) outstanding on such Promissory Note, the Company shall, subject to Section 4.1.2, promptly deliver to the Management Stockholder (or his Personal Representative) a certified bank check in the amount of such excess (the "Cash Purchase Price").

                                   4.1.2    Restrictions on Cash Payments. If
the Company's ability to make cash payments with respect to its obligations is restricted or limited under the terms of the Note Agreement or the Loan Agreement, (i) the Company shall make cash payments required by Section 4.1.1 to the Management Stockholder (or his Personal Representative) on an equal and ratable basis with all the other obligations of the Company to the extent permitted by the Note Agreement and the Loan Agreement, and (ii) deliver to the Management Stockholder (or his Personal Representative) a Subordinated
Note in a principal amount equal to (x) the excess of the Cash Purchase Price over (y) the amount paid pursuant to clause (i) above. If the Company is not permitted under the terms of the Note Agreement or the Loan Agreement to pay any portion of the Cash Purchase Price, the Company shall deliver to the Management Stockholder (or his Personal Representative) a Subordinated Note in a principal amount equal to the Cash Purchase Price.

                                   4.1.3    Method of Payment by the Other
Stockholders or Third Party. The other Stockholders or any third party to whom the Company has assigned its right to purchase Shares pursuant to Section 3.8 shall deliver to the Management Stockholder (or his Personal Representative) at the closing, by a certified bank check, payment in full for any Shares purchased from a Management Stockholder (or his Personal Representative) and such Management Stockholder's Permitted Transferees pursuant to Sections 3.4, 3.5 or 3.6.

                  5. Power of Attorney. Each Stockholder hereby appoints the Company under Sections 3.3, 3.4, 3.5 and 3.6 as the attorney-in-fact for such Stockholder with the power to execute such documents and take such other action to provide for the transfer of the Shares owned by such Stockholder in accordance with such Sections. In addition, the Company is hereby authorized
(i) to transfer such Shares on the books of the Company in accordance with this Agreement and without regard to the surrender of certificates representing Shares held by such Stockholder and (ii) to place on all certificates representing Shares a legend reflecting this authority to transfer such Shares. Any such certificates not surrendered as required by this Agreement shall become upon such transfer null and void.

                  6.      Registration Rights.

                          6.1      Incidental Registration. Subject to Section
6.3, if the Company proposes to register any Shares under a Registration Statement (other than pursuant to a Registration Statement on Form S-4, Form S-8 or any equivalent form then in effect), whether or not for sale for its own account or for the account of any Stockholder, the Company shall give each Stockholder (each, an "Incidental Stockholder") notice of such proposed registration at least thirty (30) days prior to the filing of a Registration Statement with respect to such public sale. Upon the written request of any Incidental Stockholder delivered to the Company within ten (10) days after the receipt of the notice from the Company (which request shall state the number of shares of Class A Common Stock (collectively, the "Incidental Shares") that such Incidental Stockholder wishes to sell or distribute publicly under such Registration Statement proposed to be filed by the Company), the Company shall use its best efforts to register under the Securities Act such Incidental Shares. The Company may withdraw a Registration Statement at any time before it becomes effective or postpone or terminate the offering without obliga tion to any Incidental Stockholder. If a registration of Shares involves an underwritten offering, and the Company's managing underwriter shall advise the Company in writing that, in its opinion, the total number of Shares (including Incidental Shares) requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration, to the extent of the number of Shares which the Company is so advised can be sold in such offering, (i) first, the Shares the Company proposes to issue and sell for its own account and (ii) second, other Shares it proposes to sell, including Incidental Shares, on a pro rata basis. In no event shall the Company be required to include any Incidental Shares in its Initial Public Offering if the managing underwriter of such offering shall advise the Company in writing, that in its opinion, the inclusion of any such Shares would adversely affect the success of the offering.

                           6.2     Registration Procedures. With respect to any
Registration Statement that includes any Incidental Shares pursuant to Section 6.1:

                                   (a)    Underwriters. The distribution for the
account of the Incidental Stockholders shall be underwritten by the same underwriters, if any, who underwrite the distribution of the securities for the account of the Company and/or any other persons whose securities are covered by such Registration Statement.

                                   (b)    Legal Opinions. The Incidental
Stockholders shall retain counsel and shall cause such counsel to deliver to the managing underwriter such opinions as the managing underwriter may reasonably require.

                                   (c)    Execution. of Documents. The
Incidental Stockholders shall, upon request of the Company, execute power of attorney, deposit and custodian agreements in form and substance satisfactory to the managing underwriter. The Incidental Stockholders shall execute an underwriting agreement in form and substance satisfactory to the

Company and managing underwriter, which underwriting agreement shall contain provisions whereby the Company and the Incidental Stockholders indemnify each other as provided in Section 6.4.

                                    (d)   Registration Statement. The Company
shall deliver to the Incidental Stockholders after the effectiveness of any Registration Statement such reasonable number of copies of a definitive prospectus included in such Registration Statement and of any revised or supplemental prospectus as the Incidental Stockholders may from time to time request.

                                    (e)   Expenses. In connection with the
registration of Incidental Shares, the Company shall pay all of the expenses attributable to the sale of the Incidental Shares, including, without limitation, the federal and state filing fees applicable to the Incidental Shares and the underwriting fees applicable to the Incidental Shares; provided that the Company shall not pay, and each Incidental Stockholder shall be responsible for, the fees of counsel to such Incidental Stockholder.

                                    (f)   Hold-Back. Each Stockholder agrees not
to effect any sale or distribution, including a sale pursuant to Rule 144, of any equity securities of the Company or any securities convertible into or exchangeable or exercisable for equity securities of the Company during the ten days prior to, and during the 180-day period following, the effective date of any Registration Statement filed by the Company (except as part of such registration), if and to the extent requested by the Company or by the managing underwriter or underwriters of such registration.

                           6.3    Limitation on Incidental Registration Rights.
Notwithstanding anything to the contrary contained in Sections 6.1 and 6.2, the Company shall not be obligated to give notice to any Stockholder of any proposed registration or to register the Shares of any Stockholder after the Company has effected five registrations in accordance with Section 6.1 and such Registration Statements have been declared or ordered effective.

                           6.4    Indemnity. The Company will indemnify and hold
harmless each Incidental Stockholder and each underwriter (and any person who controls such underwriter within the meaning of Section 15 of the Securities
Act) against all claims, losses, damages, liabilities and expenses (collectively, "Losses") resulting from any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement, preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or a preliminary prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same may have been based on (i) information furnished in writing to the Company by (x) such Incidental Stockholder in accordance with the third sentence of this Section
6.4 or (y) such underwriter, in each case, expressly for use therein and used in accordance with such writing or (ii), with respect to any underwriter, the failure of such underwriter to send or give a copy of the final prospectus (as the same may be supplemented or amended) to the person asserting the untrue statement or allegedly untrue statement or omission or alleged omission at or prior to the sale of the Shares to such person if such statement was corrected in the final prospectus. Any expenses incurred by the Incidental Stockholders that are subject to indemnification pursuant to this Section 6.4 shall be paid by the Company as and when incurred by the Incidental Stockholders. Each Incidental Stockholder agrees to furnish to the Company such information concerning such Incidental Stockholder and the proposed sale or distribution as shall, in the opinion of counsel for the Company, be necessary in connection with any such registration or qualification of any Incidental
Shares. Each Incidental Stockholder also agrees to indemnify and hold harmless the Company and its officers and directors (and any person who controls the Company within the meaning of Section 15 of the Securities Act) against all Losses resulting from any untrue statement or allegedly untrue statement of a material fact furnished in writing by such Incidental
Stockholder to the Company in accordance with the third sentence of this
Section 6.4 expressly for use in connection with such registration or qualification and used in accordance with such writing and from any omission therefrom or alleged omission therefrom of a material fact needed to be furnished or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same may have been based on the failure of the underwriter to send or give a copy of the final prospectus (as the case may be supplemented or amended) to the person asserting the untrue statement or allegedly untrue statement or omission or alleged omission at or prior to the sale of the Shares to such person if such statement was corrected in the final prospectus; provided, however, that the liability of such Incidental Stockholder under this Section 6.4 shall be limited to the amount of proceeds received by such Incidental Stockholder in the offering giving rise to such liability. Any expenses incurred by the Company that are subject to indemnification pursuant to this Section 6.4 shall be paid by the Incidental Stockholder as and when incurred by the Company.

                  7. Voting. Each Stockholder shall, until the IPO Effectiveness Date, vote his Shares and the Irrevocable Proxy of his Permitted Transferee at any meeting of the stockholders of the Company in the manner recommended by the Board.

                  8.       Miscellaneous.

                           8.1     Provisions to Apply to All Shares. The
provisions of this Agreement, subject to the terms hereof, shall apply to all of the Shares now owned or which may be transferred hereafter to a Stockholder pursuant to Section 3 of this Agreement or issued or transferred hereafter to a Stockholder in consequence of any conversion, exchange or reclassification of Shares, corporate reorganization, or any other form of recapitalization, or consolidation or merger, or share split or share dividend.

                           8.2     Legend. In addition to any legend required by
federal or state securities laws or any other agreement, each Share now held or hereafter acquired by any Stockholder shall, for as long as this Agreement is effective, bear a legend as follows:

         The sale, assignment, transfer and pledge of any of the securities represented by this Certificate are restricted by the terms of the Stockholders Agreement, dated as of February 21, 1995, among the Company and certain of its stockholders, a copy of which may be inspected at the Company's principal office. Under such Stockholders Agreement, the Company is authorized to transfer the securities represented by this Certificate on the books of the Company in accordance with the terms of such Stockholders Agreement.

                           8.3     Binding on Transferees. The provisions of
this Agreement shall be binding upon and inure to the benefit of the parties hereto and any transferee of Shares who becomes a party to this Agreement in accordance with Section 2.2.

                          8.4      Additional Management Stockholders. If Jack
C. Bendheim or Marvin S. Sussman desire to purchase shares of Class B Common Stock from the Company by March 2, 1995, each will, prior to and as a condition to such purchase, execute and deliver to the Company an appropriate instrument in the form of Exhibit D, pursuant to which each shall agree to take and hold such shares of Class B Common Stock subject to the terms of this Agreement and that thereafter each shall be a Management Stockholder hereunder.

                          8.5      Notices. Notices hereunder shall be given
only by personal delivery, registered or certified mail, return receipt requested, overnight courier service, telex or facsimile transmission and shall be deemed transmitted on the fifth day following the date when deposited in the mail, on the day following the date of delivery to a courier service (postage or charges prepaid) or when personally delivered or transmitted by facsimile machine, and addressed to the particular party to whom the notice is to be sent as follows:

                  If to the Company:

                          Phibro-Tech, Inc.
                          One Parker Plaza
                          Fort Lee, New Jersey 07024
                          Attention:     Nathan Z. Bistricer
                          Telecopier:    (201) 944-6245

                  With a copy to:

                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, New York 10019-6064
                           Attention:           Matthew Nimetz, Esq.
                           Telecopier:          (212) 757-3990

                  If to the Stockholders:

                           As set forth on the books and records of the Company
or to such address as a party may instruct by notice hereunder (which address will be provided promptly by the Company upon the request of any Stockholder).

                           8.6     Subdivision and Combination. If the Company
shall in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the outstanding shares of one class of common stock of the Company, the outstanding shares of the other class of common stock shall be proportionately subdivided and combined.

                           8.7     Severability. In the event any provision
hereof is held void or unenforceable by any court, then such provisions shall be severable and shall not affect the remaining provisions hereof.

                           8.8     Entire Agreement. This Agreement is the
entire Agreement among the parties with respect to the subject matter hereof, and, when executed by the parties hereto, supersedes all prior agreements and communications, either oral or in writing, among the parties hereto with respect to the subject matter contained herein.

                           8.9      Waiver. Any failure by a party hereto to
comply with any obligation, agreement or condition herein may be waived only by a written instrument executed by each party adversely affected by such failure to comply, but such waiver or failure to insist upon strict compliance with such obligation, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any such subsequent or other failure.

                           8.10     Amendments. Amendments may be made to this
Agreement from time to time by a written instrument executed by the Company and the Stockholders then holding 80% of the Shares subject to this Agreement.

                           8.11     Consent to Specific Performance. it is
specifically agreed and understood that monetary damages would not adequately compensate the non-breaching party for the breach of this Agreement, and this Agreement shall therefore be specifically enforceable, and any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the other party has an adequate remedy at law.

                           8.12      Variation in Pronouns. All pronouns and any
variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the antecedent person or persons or entity or entities may require.

                           8.13      Term. This Agreement shall terminate
twenty-five years after the date hereof unless terminated earlier by written agreement of the Company and the Stockholders.

                           8.14      Governing Law. This Agreement shall be
governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

                           8.15      Further Assurances. Each of the parties
shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

                           8.16      Counterparts. This Agreement may be
executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Phibro-Tech, Inc.

By: /s/ Joseph M. Katzenstein
    -------------------------
Vice President

Stockholders

/s/ I. David Paley
------------------

/s/ Nathan Z. Bistricer
-----------------------

/s/ James O. Herlands
---------------------

                               Amendment Agreement

                  Reference is made to that certain Stockholders Agreement (the "Stockholders Agreement"), dated as of February 21, 1995, between Phibro-Tech, Inc., a Delaware corporation ("Phibro-Tech"), and I. David Paley, Nathan Z. Bistricer and James O. Herlands, as the Management Stockholders thereunder. In connection with the Stockholders Agreement, the Management Stockholders purchased an aggregate of 383.42 shares of Phibro- Tech's Class B Common Stock, par value $.01, which shares are convertible under certain circumstances into shares of Phibro- Tech's Class A Common Stock, par value $.01 (collectively, the "Phibro-Tech Stock").

                  Each of the Management Stockholders and Phibro-Tech hereby agrees as follows:

                  1. The parties have determined that, in the future, it may be mutually beneficial for such parties and Philipp Brothers Chemicals, Inc., a New York corporation ("PBC"), which is the parent company of Phibro-Tech, to arrange for an exchange of the shares of the Phibro-Tech stock held by the Management Shareholders (or their permitted transferees) for shares of common stock which may be non-voting common stock of PBC ("PBC Stock"), upon exchange rate terms that are mutually acceptable to the party or parties and PBC so effecting such exchange (the "Exchanging Parties").

                  2. In the event of such an exchange, references in the Stockholders Agreement (to the extent applicable to the Exchanging Parties) to Phibro-Tech Stock or any class thereof shall be deemed to refer to PBC Stock or the applicable class thereof and applicable provisions of the Stockholders Agreement, including without limitation provisions relating to the computation of the purchase price for shares of Phibro-Tech stock in the event of a purchase or sale thereof pursuant to the Stockholders Agreement, shall be equitably amended and adjusted by Phibro-Tech and PBC to reflect the exchange of Phibro-Tech Stock for PBC Stock contemplated hereby.

                  3. Notwithstanding the foregoing the provisions of Section 8.4 of the Stockholders Agreement shall, upon such an exchange of Phibro-Tech stock for PBC Stock, cease to be of any force or effect and shall be deemed deleted from the Stockholders Agreement.

                  4. References in the Stockholders Agreement to the Note Agreement or to the Loan Agreement shall be deemed to refer also to (i) that certain Indenture, dated as of June 11, 1998, between PBC, the Guarantors named therein and The Chase Manhattan Bank, as Trustee, and relating to the 97/8% Senior Subordinated Notes due 2008 of PBC, as the same may be amended, restated, modified or refinanced from time to time (the "Indenture") (provided that no such amendment, restatement, modification or refinancing shall increase the restrictions or limitations imposed on the Stockholders or on the Company's or PBC's ability to make payment to the Stockholders as in effect on the date of such Indenture), and (ii) such senior, secured institutional loan and/or credit facility agreement(s) as may from time to time be entered into by PBC, and as to any extensions, modifications, renewals or refinancings thereof (provided that no such extension, modification, renewal or refinancing shall increase the restrictions or limitations imposed on the Stockholders or on the Company's or PBC's ability to make payments to the Stockholders by any of (A) the Loan Agreement, as in effect on the original date of execution of the Stockholders Agreement, (B) the Note Agreement, as in effect on the original date of execution of the Stockholders Agreement, (C) the Indenture, as in effect on the original date of execution thereof, or (D) the first such loan and/or credit facility agreements entered into by PBC which effectively replaces or refinances the Loan Agreement as in effect on the date hereof.

                  5. Except as contemplated hereby the Stockholders' Agreement shall remain in full force and effect.

                  6. This Amendment Agreement may be executed in counterparts and may not be amended orally.

                  Agreed to as of June 11, 1998

                                       /s/ I. David Paley
                                       ------------------
                                       I. DAVID PALEY

                                       /s/ Nathan Z. Bistricer
                                       -----------------------
                                       NATHAN Z. BISTRICER

                                       /s/ James O. Herlands
                                       ---------------------
                                       JAMES O. HERLANDS

                                       PHIBRO-TECH, INC.

                                       By:  /s/ Jack Bendheim
                                          -------------------
                                          Title:  CEO

                                       PHILIPP BROTHERS CHEMICALS, INC.

                                       By:  /s/ Jack C. Bendheim
                                          ----------------------
                                          Title:  Pres